                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2
           Q&A WITH YOUR PORTFOLIO MANAGER       4
                         GLOSSARY OF TERMS       7

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS       8
                      FINANCIAL STATEMENTS      10
             NOTES TO FINANCIAL STATEMENTS      14



 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      17

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TAX FREE MONEY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER
31, 2001. MICHAEL BIRD, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST SIX MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The dominant factor in the market
over the first four months of the period (as it was for most of the year) was the slowing U.S. economy. In fact, the government confirmed in December that the economy had been in recession since March of 2001. The tragic events of September 11 only made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, gross domestic product
(GDP) fell by 1.3 percent, its largest decline since the recession of the early 1990s.

    The Federal Reserve Bank (the "Fed") responded to this economic weakness decisively. The group cut rates 11 times over the course of 2001, with four of those cuts happening after September 11. The bond market reacted favorably to the interest-rate cuts through October. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly. That trend only strengthened in the wake of September 11 as investors flocked to the perceived safety of shorter-duration, lower-risk assets.

    The market shifted in early November, as confidence appeared to slowly return to the investor psyche. A combination of stabilization in geo-political events and a growing belief that the economy was likely to turn positive in the first half of 2002 led many investors to sell their long-duration Treasury holdings. This pushed interest rates at the long end of the curve higher while rates on the short end fell even further in response to continued interest rate cuts. This further steepened the yield curve.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for less volatility produced large cash inflows for all types of bond funds. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended December 31, overall issuance nationwide was up 43 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 46 percent nationwide over the same period.

    Amid the lower interest-rate environment, the fund achieved a total return at net asset value of 0.60 percent for the six-month period ended December 31, 2001. The fund's seven-day current yield for the same period was 0.68 percent. Because income from the fund is exempt from federal income tax, its seven-day current yield was the equivalent of a taxable yield of 1.12 percent for shareholders in the 39.1 percent federal income-tax bracket. The yield reflects the current earnings of the fund more closely than the total return calculation. Total return assumes reinvestment of all distributions for the six-month period ended December 31, 2001. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Past performance is no guarantee of future results.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Given the economy's continuing
weakness, we felt throughout the period that the Fed was likely to continue on its path of interest-rate cuts that began early in the year. The fund entered the period with an average maturity of 25 days, which was at the bottom end of its average range of 25 to 35 days. We adjusted the fund's interest rate profile to seek to benefit from further cuts by extending its maturity incrementally over the last six months of the year. This strategy also enabled us to pick up securities with higher yields. The fund ended the period with a maturity of 45 days after reaching a peak of 49 days in early November. This stance was beneficial to the fund's performance as the Fed continued cutting interest rates until its last reduction of the year on December 11.

    In keeping with our long-term strategy, we kept the fund's credit quality high in an effort to attempt to protect the fund from undue credit risk. We did this by purchasing securities from the most highly-rated issuers (generally those rated SP-1/ MIG1 or higher by a nationally recognized rating agency). We believe these securities offered strong liquidity and yields that matched our conservative investment profile.

    The fund's relatively small size continued to be a benefit in terms of our ability to find attractively priced securities. Most larger funds are limited by their size to purchasing large issues that are broadly popular with institutional investors. We believe as a smaller fund, we are generally able to move more nimbly through the markets to find smaller, undiscovered potential gems that the larger players may not be able to effectively exploit. These securities, which are often of very high credit quality, usually offer higher yields to entice buyers.

    As a case in point, we were able to purchase a relatively small block of general obligation bonds issued by Arlington, Texas in October. These bonds carried a top-tier rating and yet offered a slight yield advantage over larger issues. As a result of the fund's size, we were able to build a 2 percent position in this potentially attractive issue.

Q   WHAT IS YOUR OUTLOOK
    FOR THE MARKET?

A   While many market participants
have turned to expectations of an impending recovery, we still see signs of weakness in the economy. Unemployment remains high, and corporate profits have yet to recover. As a result, we anticipate that the Fed is likely to respond to this continued weakness by lowering rates one more time in the next few months. Any such move could well be followed by a period of relatively flat interest rates as the market and the economy get their footing.

    We also expect that the economy could likely have a turnaround at some point in the coming year, though the timing and intensity of the recovery remain to be seen. As a result, we anticipate keeping the fund's maturity relatively closely in line with its peers until we see signs of a definitive move upward for the economy. We will also continue to rely on rigorous credit analysis to uncover promising investment opportunities for the fund's portfolio.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain share-holder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and share-holder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                 DISCOUNT
PAR                                                              YIELD ON
AMOUNT                                                MATURITY   DATE OF     AMORTIZED
(000)     DESCRIPTION                                   DATE     PURCHASE      COST
          MUNICIPAL BONDS  99.8%
          7 DAY FLOATERS  52.6%
$1,000    Connecticut St Hlth & Ed Fac Auth Rev Yale
          Univ Ser U................................  01/02/02    1.450%    $ 1,000,000
 1,500    Floyd Cnty, GA Dev Auth Rev Berry College
          Inc Proj (LOC: SunTrust Bank).............  01/02/02    1.650       1,500,000
 1,000    Franklin Cnty, TN Hlth & Ed Fac Univ of
          the South (LOC: SunTrust Bank)............  01/02/02    1.650       1,000,000
 1,000    Gibson Cnty, IN Pollun Ctl Rev Toyota Mtr
          Mfg Proj Ser A............................  01/02/02    1.700       1,000,000
 1,175    Illinois Dev Fin Auth Rev Amern
          Osteopathic Assn (LOC: Harris Trust &
          Savings Bank).............................  01/03/02    1.700       1,175,000
 1,000    Illinois Dev Fin Auth Rev Roosevelt Univ
          Ser 1995 (LOC: American Natl Bank & Trust
          of Chicago)...............................  01/02/02    1.750       1,000,000
 1,000    Louisiana Loc Govt Envir Fac Cmnty Dev
          Auth Rev Shreveport Indpt (MBIA Insd).....  01/03/02    1.800       1,000,000
 1,500    North Miami, FL Ed Fac Rev Miami Cnty Day
          Sch Proj (LOC: Bank of America)...........  01/03/02    1.650       1,500,000
 1,045    Quad Cities Regl Econ Dev Auth IL Indl Dev
          Rev Var Seaberg Inds Inc Proj (LOC: Wells
          Fargo Bank)...............................  01/03/02    1.900       1,045,000
 1,500    Seattle, WA Wtr Sys Rev (LOC: Bayeriche
          Landesbank Girozent)......................  01/02/02    1.500       1,500,000
 1,500    Washington St Hsg Fin Comm Multi-Family
          Mtg Rev Rfdg (LOC: Harris Trust & Savings
          Bank).....................................  01/01/02    1.700       1,500,000
 1,500    Wisconsin St Hlth Fac Auth Rev Franciscan
          Hlthcare Ser A-1 (LOC: Toronto Dominion
          Bank).....................................  01/02/02    1.670       1,500,000
 1,200    Wisconsin St Hlth Fac Auth Rev Franciscan
          Hlthcare Ser A-2 (LOC: Toronto Dominion
          Bank).....................................  01/02/02    1.670       1,200,000
                                                                            -----------
          TOTAL 7 DAY FLOATERS...........................................    15,920,000
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)

                                                                 DISCOUNT
PAR                                                              YIELD ON
AMOUNT                                                MATURITY   DATE OF     AMORTIZED
(000)     DESCRIPTION                                   DATE     PURCHASE      COST
          BONDS/NOTES  24.7%
$  500    Arizona St Transn Brd Excise Tax Rev
          Maricopa Cnty Regl Area B.................  07/01/02    6.000%    $   509,968
   500    Arlington, TX Rfdg........................  08/15/02    4.900         507,302
 1,355    California St Rev Antic Nts...............  06/28/02    3.250       1,362,605
   655    Des Moines, IA Ser D Rfdg.................  06/01/02    4.000         661,127
 1,700    Fort Worth, TX Wtr & Swr Rev Impt &
          Rfdg......................................  02/15/02    5.000       1,704,731
   800    Minnesota St..............................  10/01/02    5.600         821,559
   410    Ohio St Natural Resources Cap Fac Ser E...  04/01/02    5.250         411,843
 1,500    Texas St Tax & Rev Antic..................  08/29/02    3.750       1,512,414
                                                                            -----------
          TOTAL BONDS/NOTES..............................................     7,491,549
                                                                            -----------

          DATES  22.5%
   850    Delaware Cnty, PA Indl Dev Auth Dates
          United Parcel Svc Proj....................  01/02/02    1.800         850,000
 1,300    Farmington, NM Pollutn Ctl Rev AZ Pub Ser
          Co Ser B Rfdg (LOC: Barclays Bank)........  01/02/02    1.850       1,300,000
 1,500    Iowa Fin Auth Rev Burlington Med Ctr (FSA
          Insd).....................................  01/02/02    2.000       1,500,000
 1,025    Jackson Cnty, MS Port Fac Rev Chevron USA
          Inc. Proj Rfdg............................  01/02/02    1.900       1,025,000
   850    Sullivan Cnty, TN Indl Dev Brd Pollutn Ctl
          Rev (LOC: Union Bank of Switzerland)......  01/02/02    1.800         850,000
 1,300    Uinta Cnty, WY Pollutn Ctl Rev Chevron USA
          Inc. Proj Rfdg............................  01/02/02    1.850       1,300,000
                                                                            -----------
          TOTAL DATES....................................................     6,825,000
                                                                            -----------

TOTAL INVESTMENTS  99.8% (A).............................................    30,236,549
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%..............................        74,646
                                                                            -----------

NET ASSETS  100.0%.......................................................   $30,311,195
                                                                            ===========

(a) At December 31, 2001, cost is identical for both book and federal income tax purposes.

FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001 (Unaudited)

ASSETS:
Total Investments, at amortized cost which approximates
  market value..............................................  $30,236,549
Cash........................................................       23,836
Receivables:
  Interest..................................................      135,503
  Fund Shares Sold..........................................       54,446
Other.......................................................      105,159
                                                              -----------
    Total Assets............................................   30,555,493
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       44,872
  Distributor and Affiliates................................       14,722
  Income Distributions......................................        1,771
Trustees' Deferred Compensation and Retirement Plans........      137,452
Accrued Expenses............................................       45,481
                                                              -----------
    Total Liabilities.......................................      244,298
                                                              -----------
NET ASSETS..................................................  $30,311,195
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $30,311,195
                                                              ===========
NET ASSETS (Equivalent to $1.00 per share for 30,329,106
  shares outstanding).......................................  $30,311,195
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $376,744
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................    84,402
Distribution (12b-1) and Service Fees.......................    41,790
Shareholder Services........................................    37,582
Registration and Filing Fees................................    27,305
Shareholder Reports.........................................    18,482
Legal.......................................................    10,376
Trustees' Fees and Related Expenses.........................     9,572
Accounting..................................................     9,370
Custody.....................................................     4,464
Other.......................................................    13,649
                                                              --------
    Total Expenses..........................................   256,992
    Investment Advisory Fee Reduction.......................    84,402
    Less Credits Earned on Cash Balances....................     2,192
                                                              --------
    Net Expenses............................................   170,398
                                                              --------
NET INVESTMENT INCOME.......................................  $206,346
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $206,346
                                                              ========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended December 31, 2001 and the Year Ended June 30, 2001 (Unaudited)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                    DECEMBER 31, 2001    JUNE 30, 2001
                                                    ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $    206,346       $   1,004,025
Distributions from Net Investment Income...........       (206,346)         (1,004,025)
                                                      ------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................            -0-                 -0-
                                                      ------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     58,766,364         123,808,898
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        206,346           1,004,025
Cost of Shares Repurchased.........................    (76,610,984)       (113,124,219)
                                                      ------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................    (17,638,274)         11,688,704
                                                      ------------       -------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............    (17,638,274)         11,688,704
NET ASSETS:
Beginning of the Period............................     47,949,469          36,260,765
                                                      ------------       -------------
End of the Period..................................   $ 30,311,195       $  47,949,469
                                                      ============       =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX
                                     MONTHS
                                     ENDED                 YEAR ENDED JUNE 30,
                                    DEC. 31,    -----------------------------------------
                                      2001      2001     2000     1999     1998     1997
                                    -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $1.00      $1.00    $1.00    $1.00    $1.00    $1.00
                                     -----      -----    -----    -----    -----    -----
Net Investment Income..............    .01        .03      .03      .03      .03      .03
Less Distributions from Net
  Investment Income................    .01        .03      .03      .03      .03      .03
                                     -----      -----    -----    -----    -----    -----
NET ASSET VALUE, END OF THE
  PERIOD...........................  $1.00      $1.00    $1.00    $1.00    $1.00    $1.00
                                     =====      =====    =====    =====    =====    =====

Total Return* (a)..................  0.60%**    3.25%    2.88%    2.55%    2.93%    2.82%
Net Assets at End of the Period (In
  millions)........................  $30.3      $47.9    $36.3    $33.5    $32.0    $33.1
Ratio of Expenses to Average Net
  Assets* (b)......................  1.02%       .82%     .88%     .84%     .83%     .85%
Ratio of Net Investment Income to
  Average Net Assets*..............  1.22%      3.18%    2.84%    2.53%    2.89%    2.78%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b).......................  1.52%      1.32%    1.38%    1.34%    1.40%    1.45%
Ratio of Net Investment Income to
  Average Net Assets...............   .72%      2.68%    2.34%    2.03%    2.32%    2.17%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended December 31, 2001 and .02% for the year ended June 30, 2001.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide investors with a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within twelve months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

D. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

E. EXPENSE REDUCTIONS During the six months ended December 31, 2001, the Fund's custody fee was reduced by $2,192 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .500%
Next $500 million...........................................       .475%
Next $500 million...........................................       .425%
Over $1.5 billion...........................................       .375%

    For the six months ended December 31, 2001, the Adviser voluntarily waived $84,402 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended December 31, 2001, the Fund recognized expenses of approximately $600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2001, the Fund recognized expenses of approximately $16,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2001, the Fund recognized expenses of approximately $26,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $99,801 are included in "Other" assets on

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2001 and June 30, 2001, capital aggregated $30,311,195 and $47,949,469, respectively. Transactions in shares were as follows:

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     DECEMBER 31, 2001    JUNE 30, 2001
Beginning Shares...................................      47,967,380         36,278,684
                                                        -----------       ------------
Shares Sold........................................      58,766,364        123,808,898
Shares Issued Through Dividend Reinvestment........         206,346          1,004,017
Shares Repurchased.................................     (76,610,984)      (113,124,219)
                                                        -----------       ------------
Net Change in Shares Outstanding...................     (17,638,274)        11,688,696
                                                        -----------       ------------
Ending Shares......................................      30,329,106         47,967,380
                                                        ===========       ============

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2001, are payments retained by Van Kampen of approximately $12,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $100.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TAX FREE MONEY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
88                                                             Member NASD/SIPC.
TFMM SAR 2/02                                                    5263B02-AP-2/02